                                                                    EXHIBIT 10.5



                           EMPLOYEE BENEFITS AGREEMENT

                                     BETWEEN

                              QUALCOMM INCORPORATED

                                       AND

                        LEAP WIRELESS INTERNATIONAL, INC.

                                __________, 1998

                                TABLE OF CONTENTS

                                                                         PAGE
ARTICLE 1 DEFINITIONS ..................................................  1
      1.1       Affiliate ..............................................  1
      1.2       Close of the Distribution Date .........................  1
      1.3       COBRA ..................................................  1
      1.4       Code ...................................................  1
      1.5       Distribution Date ......................................  1
      1.6       DOL ....................................................  1
      1.7       ERISA ..................................................  1
      1.8       Executive Retirement Plans .............................  2
      1.9       FMLA ...................................................  2
     1.10       Health and Welfare Plans ...............................  2
     1.11       Immediately after the Distribution Date ................  2
     1.12       IRS ....................................................  2
     1.13       Leap 401(k) Plan .......................................  2
     1.14       Leap Entity ............................................  2
     1.15       Leap Individual ........................................  2
     1.16       Leap Stock Value .......................................  2
     1.17       Long Term Incentive Plan ...............................  2
     1.18       Medical Plan ...........................................  3
     1.19       Non-Employee Director ..................................  3
     1.20       Option .................................................  3
     1.21       Person .................................................  3
     1.22       Plan ...................................................  3
     1.23       QUALCOMM 401(k) Plan ...................................  3
     1.24       QUALCOMM Entity ........................................  3
     1.25       QUALCOMM Stock Value ...................................  3
     1.26       QUALCOMM WCP ...........................................  3
     1.27       SEC ....................................................  3
     1.28       Stock Purchase Plan ....................................  3
ARTICLE 2 GENERAL PRINCIPLES ...........................................  4
      2.1       Assumption of Liabilities ..............................  4
      2.2       Retention of Liabilities ...............................  4
      2.3       Establishment Of Leap Plans ............................  5
      2.4       Terms Of Participation In Leap Plans ...................  5
ARTICLE 3 HEALTH AND WELFARE PLANS .....................................  6
      3.1       COBRA ..................................................  6
      3.2       FMLA ...................................................  6

      3.3       Workers' Compensation Programs .........................  6
ARTICLE 4       DEFINED CONTRIBUTION PLANS .............................  7
      4.1       Leap 401(k) Plan .......................................  7
      4.2       Leap Executive Retirement Plans ........................  8
ARTICLE 5 EMPLOYEE BENEFITS AND NON-EMPLOYEE DIRECTOR BENEFITS
          UNDERQUALCOMM LONG-TERM INCENTIVE PLANS; LIFE INSURANCE ......  8
      5.1       Leap Option Grants with respect to Certain
                QUALCOMM Options .......................................  8
      5.2       Adjustment of QUALCOMM Options held by Persons other
                than Employees, Consultants and Non-Employee
                Directors of QUALCOMM ..................................  9
      5.3       Amendment of QUALCOMM Options held by Leap Employees ...  9
      5.4       Savings Clause ......................................... 10
      5.5       Issuance of Leap Shares with respect to Certain
                QUALCOMM Option Exercises .............................. 10
      5.6       Black-Out of Certain Exercises of QUALCOMM Options ..... 10
      5.7       Registration Requirements .............................. 10
ARTICLE 6 GENERAL AND ADMINISTRATIVE ................................... 11
      6.1       Accounting Methodologies And Assumptions ............... 11
      6.2       Sharing Of Participant Information ..................... 11
      6.3       Non-Termination Of Employment; No Third-Party
                Beneficiaries .......................................... 11
      6.4       Beneficiary Designations ............................... 11
      6.5       Requests For Agency Rulings And Opinions ............... 11
      6.6       Fiduciary Matters ...................................... 12
      6.7       Consent Of Third Parties ............................... 12
ARTICLE 7 MISCELLANEOUS ................................................ 12
      7.1       Effect If Distribution Does Not Occur .................. 12
      7.2       Relationship Of Parties ................................ 12
      7.3       Affiliates ............................................. 12
      7.4       Third Party Beneficiaries .............................. 12
      7.5       Notices ................................................ 13
      7.6       Severability ........................................... 13
      7.7       Modification And Amendment; Entire Agreement ........... 13
      7.8       Dispute Resolution ..................................... 14
      7.9       Governing Law .......................................... 14

Exhibit A       Distribution Stock Option Agreement
Exhibit B       Option Amendment Agreement and Release

                           EMPLOYEE BENEFITS AGREEMENT

  THIS EMPLOYEE BENEFITS AGREEMENT ("Agreement"), dated as of _______________, 1998, is by and between QUALCOMM INCORPORATED ("QUALCOMM") and LEAP WIRELESS INTERNATIONAL, INC. ("Leap"). Certain capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in Article 1 hereof or as assigned to them in the Separation and Distribution Agreement between the parties dated as of the date hereof (the "Separation Agreement").

  WHEREAS, QUALCOMM and Leap have entered into the Separation and Distribution Agreement and certain other agreements that will govern certain matters relating to the Separation, the Distribution and the relationship of QUALCOMM and Leap and their respective Subsidiaries following the Distribution; and

  WHEREAS, pursuant to the Separation and Distribution Agreement, QUALCOMM and Leap have agreed to enter into this agreement allocating assets, liabilities and responsibilities with respect to certain employee compensation and benefit plans and programs between them.

  NOW, THEREFORE, the parties, intending to be legally bound, agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

  For purposes of this Agreement the following terms shall have the following meanings:

     1.1 AFFILIATE means with respect to any other Person, a Person that controls, is controlled by, or is under common control with, such other Person.

     1.2 CLOSE OF THE DISTRIBUTION DATE means 11:59:59 P.M., Pacific Standard Time or Pacific Daylight Time (whichever shall then be in effect), on the Distribution Date.

     1.3 COBRA means the continuation coverage requirements for "group health plans" under Title X of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, and as codified in Code Section 4980B and ERISA Sections 601 through 608.

     1.4 CODE means the Internal Revenue Code of 1986, as amended, or any successor federal income tax law. Reference to a specific Code provision also includes any proposed, temporary, or final regulation in force under that provision.

     1.5 DISTRIBUTION DATE has the meaning given such term in the Separation and Distribution Agreement.

     1.6       DOL means the United States Department of Labor.

     1.7 ERISA means the Employee Retirement Income Security Act of 1974, as amended. Reference to a specific provision of ERISA also includes any proposed, temporary, or final regulation in force under that provision.

     1.8 EXECUTIVE RETIREMENT PLANS, when immediately preceded by "QUALCOMM," means the QUALCOMM Executive Retirement Plan and the QUALCOMM Executive Retirement Matching Contribution Plan. When immediately preceded by "Leap," Executive Retirement Plans means the Leap Executive Retirement Plan and the Leap Executive Retirement Matching Contribution Plan.

     1.9 FMLA means the Family and Medical Leave Act of 1993, as amended.

     1.10 HEALTH AND WELFARE PLANS, when immediately preceded by "QUALCOMM," means the health and welfare plans established and maintained by QUALCOMM for the benefit of employees of QUALCOMM and certain QUALCOMM Entities, and such other health and welfare plans or programs as may apply to such employees as of the Distribution Date. When immediately preceded by "Leap," Health and Welfare Plans means the health and welfare plans to be established by Leap effective no later than Immediately after the Distribution Date.

     1.11 IMMEDIATELY AFTER THE DISTRIBUTION DATE means 12:00 A.M., Pacific Standard Time or Pacific Daylight Time (whichever shall then be in effect), on the day after the Distribution Date.

     1.12 IRS means the Internal Revenue Service.

     1.13 LEAP 401(k) PLAN means the Leap 401(k) Savings Plan to be established by Leap effective on or before Immediately after the Distribution Date, as a qualified defined contribution plan under ERISA and the Code.

     1.14 LEAP ENTITY means any Person that is, at the relevant time, an Affiliate of Leap.

     1.15 LEAP INDIVIDUAL means any individual who is an employee of QUALCOMM or a QUALCOMM Entity who receives an offer of employment from Leap or a Leap Entity on or before the Distribution Date with employment to commence after the Distribution Date and who accepts such offer.

     1.16 LEAP STOCK VALUE means the last sales price per share of Leap Common Stock (traded on a "when-issued" basis) on the Distribution Date.

     1.17 LONG TERM INCENTIVE PLAN, when immediately preceded by "QUALCOMM," means any of the QUALCOMM 1991 Stock Option Plan, as amended, and Non-Employee Directors' Stock Option Plan, as amended. When immediately preceded by "Leap," Long Term Incentive Plan means either of the 1998 Stock Option Plan or 1998 Non-Employee Directors' Stock Option Plan to be adopted by Leap prior to Immediately after the Distribution Date.

     1.18 MEDICAL PLAN, when immediately preceded by "QUALCOMM," means the QUALCOMM Medical Expense Plan for Employees. When immediately preceded by "Leap,"

Medical Plan means the medical plan to be established by Leap effective no later than Immediately after the Distribution Date.

     1.19 NON-EMPLOYEE DIRECTOR, when immediately preceded by "QUALCOMM," means a member of QUALCOMM's Board of Directors who is not an employee of QUALCOMM or a QUALCOMM Entity. When immediately preceded by "Leap," Non- Employee Director means a member of Leap's Board of Directors who is not an employee of Leap or a Leap Entity.

     1.20 OPTION, when immediately preceded by "QUALCOMM," means an option to purchase QUALCOMM Common Stock, and when immediately preceded by "Leap," Option means an option to purchase Leap Common Stock, in each case pursuant to a Long Term Incentive Plan of either QUALCOMM or Leap.

     1.21 PERSON means any individual or legal entity.

     1.22 PLAN, when immediately preceded by "QUALCOMM" or "Leap," means any plan, policy, program (including, without limitation, any workers compensation program), payroll practice, ongoing arrangement, contract, trust, insurance policy or other agreement or funding vehicle providing benefits to employees or Non-Employee Directors of QUALCOMM or a QUALCOMM Entity, or Leap or a Leap Entity, as applicable. The term "Plan" includes, but is not limited to, any Executive Retirement Plans, Health and Welfare Plans, Long Term Incentive Plans, Medical Plans, and Stock Purchase Plans.

     1.23 QUALCOMM 401(k) PLAN means the QUALCOMM 401(k) Savings Plan, as in effect from time to time.

     1.24 QUALCOMM ENTITY means any Person that is, at the relevant time, an Affiliate of QUALCOMM, except that the term "QUALCOMM Entity" shall not include Leap or a Leap Entity.

     1.25 QUALCOMM STOCK VALUE means the last "regular way" sales price per share of QUALCOMM Common Stock on the Nasdaq National Market on the Distribution Date, less one-fourth of the Leap Stock Value.

     1.26 QUALCOMM WCP means the QUALCOMM Workers' Compensation Program, comprised of the various arrangements established by QUALCOMM or a QUALCOMM Entity to comply with the workers' compensation requirements of the states in which QUALCOMM or a QUALCOMM Entity conducts business.

     1.27 SEC means the United States Securities and Exchange Commission.

     1.28 STOCK PURCHASE PLAN, when immediately preceded by "QUALCOMM," means the QUALCOMM 1991 Employee Stock Purchase Plan and the QUALCOMM 1996 NonQualified Employee Stock Purchase Plan. When immediately preceded by "Leap," Stock Purchase Plan means the employee stock purchase plan to be established by Leap prior to Immediately after the Distribution Date as an "employee stock purchase plan" meeting the requirements set forth in Section 423 of the Code.

                                   ARTICLE 2

                               GENERAL PRINCIPLES

     2.1 ASSUMPTION OF LIABILITIES. Leap hereby assumes and agrees to pay, perform, fulfill and discharge, in accordance with their respective terms, all of the following Liabilities (regardless of when or where such Liabilities arose or arise or were or are incurred), except to the extent otherwise set forth in this Agreement, or the Separation and Distribution Agreement: (a) all Liabilities to or relating to any Leap Individual, and his or her respective dependents and beneficiaries, in each case relating to, arising out of or resulting from employment by QUALCOMM or a QUALCOMM Entity before becoming a Leap Individual arising under a QUALCOMM Plan, but only to the extent such Liabilities relate to the payment of a bonus to a Leap Individual or relate to the payment or crediting of accrued vacation and sick pay; (b) all other Liabilities to or relating to Leap Individuals and other employees or former employees of Leap or a Leap Entity, and their dependents and beneficiaries, to the extent relating to, arising out of or resulting from future, present or former employment with Leap or a Leap Entity (including Liabilities under Leap Plans); (c) all Liabilities relating to, arising out of or resulting from any other actual or alleged employment relationship with Leap or a Leap Entity (including without limitation, actual or alleged offers of employment with Leap or a Leap Entity made prior to the Close of the Distribution Date to employees of QUALCOMM, a QUALCOMM Entity or any other Person, by any Person who at the time of the actual or alleged offer of employment was an employee of QUALCOMM or a QUALCOMM Entity and who then became an employee of Leap or a Leap Entity); and
(d) all other Liabilities relating to, arising out of or resulting from obligations, liabilities and responsibilities expressly assumed or retained by Leap, a Leap Entity, or a Leap Plan pursuant to this Agreement. As to bonus arrangements under a QUALCOMM Plan for which QUALCOMM has accrued a liability and which would be payable for the first time after the Distribution Date, a Leap Individual's termination of employment with QUALCOMM to become a Leap Individual shall not prevent or terminate Leap's assumption of the liability to pay such bonus amount, even though the applicable QUALCOMM Plan may provide that termination of employment with QUALCOMM terminates QUALCOMM's liability for this bonus.

     2.2 RETENTION OF LIABILITIES. To the extent that Liabilities under a QUALCOMM Plan that relate to the employment of a Leap Individual by QUALCOMM or a QUALCOMM Entity prior to the Close of the Distribution Date are not assumed by Leap, then QUALCOMM, the QUALCOMM Entity, or the QUALCOMM Plan respectively, shall retain, discharge and pay such Liabilities.

     2.3 ESTABLISHMENT OF LEAP PLANS. Effective no later than Immediately after the Distribution Date, Leap shall adopt, or cause to be adopted, the Leap Long Term Incentive Plan(s), the Leap 401(k) Plan, an executive retirement plan (the "Leap Executive Retirement Plan"), an executive retirement matching plan (the "Leap Executive Retirement Matching Contribution Plan"), and the Leap Medical Plan for the benefit of current, future, and former employees of Leap and the Leap Entities. Leap shall also adopt, or cause to be adopted, as soon as practicable, the Leap Stock Purchase Plan, and the Leap Health and Welfare Plans for the benefit of current, future, and former employees of Leap and the Leap Entities.

     2.4 TERMS OF PARTICIPATION IN LEAP PLANS. The Leap Plans shall not provide benefits that duplicate benefits provided by, the corresponding QUALCOMM Plans with respect to Leap Individuals and all other employees and former employees of Leap and the Leap Entities, and beneficiaries and dependents thereof. QUALCOMM and Leap shall agree on methods and procedures, including amending the respective Plan documents, to prevent Leap Individuals from receiving duplicative benefits from the QUALCOMM Plans and the Leap Plans. With respect to Leap Individuals, each Leap Plan shall provide that all service determinations that, as of the Close of the Distribution Date, were recognized under each corresponding QUALCOMM Plan, if any, shall, as of Immediately after the Distribution Date and thereafter, receive full recognition, credit, and validity and be taken into account under such Leap Plan to the same extent as if such determinations had occurred under such Leap Plan, except to the extent that duplication of benefits would result. Nothing in this Section 2.4, or any other provision of this Agreement, however, shall require Leap to adopt all of the types of Plans sponsored by QUALCOMM on the Distribution Date, or to provide that the terms of a Leap Plan shall be the same or similar to the terms of any corresponding QUALCOMM Plan, or limit the ability of Leap to amend, modify or terminate any Leap Plan.

                                   ARTICLE 3

                            HEALTH AND WELFARE PLANS

     3.1 COBRA. Effective Immediately after the Distribution Date, Leap shall solely be responsible for administering compliance with the health care continuation coverage requirements of COBRA for the Leap Health and Welfare Plans, and shall cooperate and coordinate with QUALCOMM, as appropriate, to allow QUALCOMM to administer compliance with the health care continuation requirements of COBRA for the QUALCOMM Health and Welfare Plans. Leap Individuals shall be permitted to timely elect health care continuation coverage in accordance with the terms of the QUALCOMM Health and Welfare Plans, and QUALCOMM and the QUALCOMM Health and Welfare Plans shall accept and honor such timely and properly-made elections, to the fullest extent required under the provisions of COBRA.

     3.2 FMLA.

          (a) Effective Immediately after the Distribution Date: (i) Leap shall honor, and shall cause each Leap Entity to honor, all terms and conditions of leaves of absence which have been granted to any Leap Individual and all other employees of Leap and the Leap Entities under the FMLA before the Close of the Distribution Date by QUALCOMM, Leap, or a Leap Entity, including such leaves that are to commence after the Distribution Date; (ii) Leap and each Leap Entity shall be solely responsible for administering compliance with the FMLA with respect to their employees; and (iii) Leap and each Leap Entity shall recognize all periods of service of Leap Individuals and all other employees of Leap and the Leap Entities with QUALCOMM or a QUALCOMM Entity, as applicable, to the extent such service is recognized by QUALCOMM for the purpose of eligibility for leave entitlement under the FMLA; provided, that no duplication of benefits shall be required by the foregoing.

          (b) As soon as administratively possible after the Close of the Distribution Date, QUALCOMM shall provide to Leap copies of all records pertaining to the FMLA with respect to all Leap Individuals and all other employees of Leap and the Leap Entities to the extent such records have not been provided previously to Leap or a Leap Entity.

     3.3 WORKERS' COMPENSATION PROGRAMS. QUALCOMM and the QUALCOMM WCP shall retain, discharge and pay all Liabilities arising under the QUALCOMM WCP, including, without limitation, all Liabilities relating to claims that are, or have been, incurred under the QUALCOM WCP before the Close of the Distribution Date by Leap Individuals. Leap and the Leap WCP shall retain, discharge and pay all Liabilities arising under the Leap WCP. Each party shall fully cooperate with the other with respect to the administration and reporting of claims under the QUALCOMM WCP and the Leap WCP, to the extent that such cooperation is permitted under applicable law and does not otherwise have a material adverse effect on the QUALCOMM WCP or the Leap WCP.


                                   ARTICLE 4

                           DEFINED CONTRIBUTION PLANS

     4.1 LEAP 401(k) PLAN.

          (a) PLAN TRUST. Immediately after the Distribution Date or prior to that time, Leap shall establish, or cause to be established, a trust qualified under Code Section 401(a), exempt from taxation under Code Section 501(a)(1), and forming part of the Leap 401(k) Plan.

          (b) ASSUMPTION OF LIABILITIES AND TRANSFER OF ASSETS. As soon as practicable after the Distribution Date or prior to that time: (i) the Leap 401(k) Plan shall assume and be solely responsible for all Liabilities to or relating to Leap Individuals under the QUALCOMM 401(k) Plan other than Liabilities arising prior to the transfer of assets described in the following clause (ii) relating to breach of the trust or plan or failure of QUALCOMM to comply with applicable laws, regulations or agreements (including, without limitation, the failure of the QUALCOMM 401(k) Plan to be a "qualified plan" under the Code); and (ii) QUALCOMM shall cause the accounts of the Leap Individuals under the QUALCOMM 401(k) Plan, and the assets in such accounts, which are held in trust as of the Close of the Distribution Date to be transferred in kind to the Leap 401(k) Plan, and the related trust, and Leap shall cause such transferred accounts and assets to be accepted in kind by such plan and trust. Both QUALCOMM and Leap shall use their reasonable best efforts to enter into such mutually satisfactory agreements to accomplish such assumptions and transfers, and Leap shall use its reasonable best efforts to enter into such agreements satisfactory to Leap to provide for the maintenance of the necessary participant records, the appointment of an initial trustee under the Leap 401(k) Plan, the engagement of an initial recordkeeper under such plans, and the selection of one or more investment managers to manage the assets of the Leap 401(k) Plan.

     4.2 LEAP EXECUTIVE RETIREMENT PLANS.

          (a) PLAN TRUST. Immediately after the Distribution Date or prior to that time, Leap shall establish, or cause to be established, a trust or separate trusts for the deposit of assets forming part of the Leap Executive Retirement Plans.

          (b) ASSUMPTION OF LIABILITIES AND TRANSFER OF ASSETS. A Leap Individual may request not later than December 31, 1998, and QUALCOMM may then permit, if the Leap Individual executes an agreement provided by QUALCOMM releasing QUALCOMM from liability arising out of events after the transfer, the account of the Leap Individual under the respective QUALCOMM Executive Retirement Plans which are held in trust as of the Close of the Distribution Date to be transferred to the corresponding Leap Executive Retirement Plan and related trust (the "Transferred Accounts"), and Leap shall cause such Transferred Accounts to be accepted by such plan and trust. As to Transferred Accounts, the Leap Executive Retirement Plans shall assume and be solely responsible for all Liabilities to or relating to the Leap Individual under the respective QUALCOMM Executive Retirement Plans other than Liabilities arising before the transfer of the accounts under these plans relating to breach of the trust or plan or failure of QUALCOMM to comply with applicable laws, regulations or agreements. Effective no later than Immediately after the Distribution Date, QUALCOMM and Leap shall use their reasonable best efforts to enter into such mutually satisfactory agreements to accomplish such assumptions and transfers, and Leap shall use its reasonable best efforts to enter into such agreements satisfactory to Leap to provide for the maintenance of the necessary participant records, the initial appointment of a trustee under the Leap Executive Retirement Plans, the initial engagement of a recordkeeper under such plans, and the selection of one or more investment managers to manage the assets of the Leap Executive Retirement Plans.

                                   ARTICLE 5

       EMPLOYEE BENEFITS AND NON-EMPLOYEE DIRECTOR BENEFITS UNDER QUALCOMM
                    LONG-TERM INCENTIVE PLANS; LIFE INSURANCE

     5.1 LEAP OPTION GRANTS WITH RESPECT TO CERTAIN QUALCOMM OPTIONS.


          (a) Subject to the terms of this Agreement, effective as of immediately prior to the Close of the Distribution Date, Leap shall grant to each Person who is either a current or former employee, consultant or director of QUALCOMM (as determined by QUALCOMM) and who is a holder of a QUALCOMM Option that is outstanding as of immediately prior to the Close of the Distribution Date, a Leap Option, with respect to each such QUALCOMM Option, in substantially the form attached hereto as Exhibit A (each a "Distribution Option") which shall be delivered to each such holder as soon as practicable after the Close of the Distribution Date.

          (b) Each Distribution Option shall provide for the purchase of a number of shares of Leap Common Stock equal to twenty-five percent (25%) of the number of shares of QUALCOMM Common Stock which are subject, as of immediately prior to the Close of the Distribution Date, to the QUALCOMM Option (the "Corresponding QUALCOMM Option") with respect to which such Distribution Option is granted (whether vested or unvested), and then rounded down in the case of each Distribution Option to the nearest whole share.

          (c) The per-share exercise price of each Distribution Option shall be calculated by multiplying the per-share exercise price of the applicable Corresponding QUALCOMM Option by the product of four multiplied by a fraction, the numerator of which is one-fourth of the Leap Stock Value and the denominator of which is the sum of the QUALCOMM Stock Value and one-fourth of the Leap Stock Value. The vesting provisions, term and other provisions of each Distribution Option shall be the same as those in effect with respect to the applicable Corresponding QUALCOMM Option immediately prior to the Close of the Distribution Date, except as otherwise provided for in this Section 5.1 and subject to the provisions of Section 5.3.

          (d) The per-share exercise price of each Corresponding QUALCOMM Option shall be reduced as of immediately prior to the Close of the Distribution Date to the price determined by multiplying the per-share exercise price of such Corresponding QUALCOMM Option as in effect immediately prior to such reduction by a fraction, the numerator of which is the QUALCOMM Stock Value and the denominator of which is the sum of the QUALCOMM Stock Value and one-fourth of the Leap Stock Value. The vesting provisions, term and other provisions of each such Corresponding QUALCOMM Option shall be the same as those in effect immediately prior to the Close of the Distribution Date, subject to the provisions of Section 5.3.

     5.2 ADJUSTMENT OF CERTAIN QUALCOMM OPTIONS. Subject to the terms of this Agreement, effective as of immediately prior to the Close of the Distribution Date, QUALCOMM shall cause to be made, with respect to each QUALCOMM Option held by any Person as of immediately prior to the Close of the Distribution Date who is not either a current or former employee, consultant or director of QUALCOMM (as determined by QUALCOMM), an adjustment to the per share exercise price and number of shares of QUALCOMM Common Stock subject to such Option in such manner as QUALCOMM deems appropriate in its reasonable discretion pursuant to the terms of the QUALCOMM Long Term Incentive Plan under which such Option was originally granted.

     5.3 AMENDMENT OF QUALCOMM OPTIONS HELD BY LEAP INDIVIDUALS. Subject to the terms of this Agreement, effective as of immediately prior to the Close of the Distribution Date, QUALCOMM shall, with respect to each QUALCOMM Option held by any Leap Individual, cause the vesting provisions of such Option to be amended such that the vesting of such Option is tied to such Leap Individual's continued employment with Leap or a Leap Entity rather than QUALCOMM or a QUALCOMM Entity, all as more fully set forth in and in accordance with the terms of the Option Amendment Agreement and Release in the form substantially as attached hereto as Exhibit B and, with respect to each such Leap Individual, subject to the execution and delivery by such Leap Individual of such Option Amendment Agreement and Release.

     5.4 SAVINGS CLAUSE. Notwithstanding any other provision of Sections 5.1 through 5.3, if and to the extent QUALCOMM shall determine in its reasonable judgment that any action required to be taken by QUALCOMM or Leap under such Sections may not comply with all applicable laws or the terms of any applicable Long Term Incentive Plan or that any such action is otherwise inappropriate or inadvisable, QUALCOMM shall be entitled to require that Leap or QUALCOMM instead shall take such other action that QUALCOMM determines in its reasonable judgment is necessary or appropriate in order to comply with such laws or Long Term

Incentive Plan or is otherwise appropriate or advisable. In no event shall the total effect of the grant of any Leap Options or adjustment of any QUALCOMM Options pursuant to such Sections cause a new measurement date for any QUALCOMM Option to be used by QUALCOMM's accountants.

     5.5 ISSUANCE OF LEAP SHARES WITH RESPECT TO CERTAIN QUALCOMM OPTION EXERCISES.

          (a) To the extent a QUALCOMM Option granted to a current or former employee, director or consultant of QUALCOMM (as determined by QUALCOMM) is exercised after the Record Date but prior to the Close of the Distribution Date, then Leap shall issue and deliver, within ten (10) days (or such shorter period of time as may be required by applicable laws or the requirements of Nasdaq) after the Close of the Distribution Date, to the holder of such QUALCOMM Option such number of shares of Leap Common Stock that equals one-fourth the number of shares for which such QUALCOMM Option was so exercised; provided that such number of shares of Leap Common Stock shall be rounded down to the nearest whole share. Notwithstanding any other provision in this Agreement or any Ancillary Agreement, QUALCOMM shall have no obligation to deliver any shares of Leap Common Stock with respect to any such exercises.

          (b) For each such share of Leap Common Stock delivered pursuant to this Section 5.5, within the time set forth in subsection 5.5(a), QUALCOMM shall pay to Leap a prorated portion of the consideration received by QUALCOMM from such exercise of the QUALCOMM Option as is determined by QUALCOMM in its reasonable judgment to be appropriate and which is consistent with the allocation of option exercise prices otherwise provided for in Section 5.1. The shares reserved for issuance under the Leap Long-Term Incentive Plan under which such shares would have been issued had the exercise of the QUALCOMM Option not occurred prior to the Close of the Distribution Date shall be correspondingly reduced by the number of shares so delivered.

     5.6 BLACK-OUT OF CERTAIN EXERCISES OF QUALCOMM OPTIONS. QUALCOMM shall use reasonable efforts to cause each QUALCOMM Option outstanding during the period beginning with the Record Date and ending as of immediately prior to the Close of the Distribution Date and held by any Person who is not a current or former employee, director or consultant of QUALCOMM (as determined by QUALCOMM) not to be exercised by the holder thereof during such period.

     5.7 REGISTRATION REQUIREMENTS. Following the date as of which the Form 10 is declared effective by the SEC but in any case prior to the date of issuance or grant of any Leap Option and/or shares of Leap Common Stock pursuant to this
Article 5, Leap agrees that it shall file a Form S-8 Registration Statement with respect to and cause to be registered pursuant to the Securities Act of 1933, as amended, each such grant and/or issuance of such Options and/or Common Stock, as applicable and as required pursuant to such Act and any applicable rules or regulations thereunder.

     5.8 SPLIT DOLLAR LIFE INSURANCE. QUALCOMM and Leap shall take all actions necessary or appropriate to assign to Leap, effective on the Distribution Date,
(i) QUALCOMM's
rights and interests in the split dollar life insurance policy (including, without limitation, all riders to such policy that are then in effect) covering the life of Leap's Chief Executive Officer, and (ii) QUALCOMM's obligations under any agreements requiring QUALCOMM to pay any premiums for any split dollar life insurance policy (including, without limitation, all riders to such policy that are then in effect) covering the life of Leap's Chief Executive Officer. Such actions shall include Leap's acceptance of any collateral assignments, policy endorsements or such other documentation executed by or on behalf of such individual, or any trustee of any trust to which such individual's policy rights or incidents of ownership under the assigned split dollar policy have been assigned, and Leap's entering into such agreements as may be necessary to fulfill any obligations of QUALCOMM to any such trustee of any trust, or any insurance company or insurance agent or broker under such policy or policies. From and after the effective date of the assignment of any such split dollar policy to Leap, Leap shall assume and be solely responsible for all Liabilities, and shall be entitled to all benefits, of QUALCOMM under such policy and any related agreements entered into by such individual, or any trustee of any trust to which such individual's policy rights or incidents of ownership under the assigned split dollar policy has been assigned; provided however, that an amount equal to the sum of premiums paid by QUALCOMM under such split dollar life insurance policy, and for which QUALCOMM has not otherwise been reimbursed, shall be transferred by Leap to QUALCOMM within thirty days of Leap receiving payment under the terms of such split dollar life insurance policy or agreement relating to it. Leap shall transfer to QUALCOMM, no later than the thirtieth business day after the Distribution Date, a pro-rated portion of the cost of all premiums paid by QUALCOMM to maintain in effect the split dollar life insurance policy (including, without limitation, all riders to such policy that are then in effect) for the month in which falls the Distribution Date; such pro-rata amount shall be determined based on the number of calendar days in the month, and the premium cost allocable to the Distribution Date and the calendar days that follow the Distribution Date and fall in that month shall be the pro-rata amount that Leap shall transfer to QUALCOMM.

                                   ARTICLE 6

                           GENERAL AND ADMINISTRATIVE

     6.1 ACCOUNTING METHODOLOGIES AND ASSUMPTIONS. For purposes of this Agreement, unless specifically indicated otherwise, the value of the assets of a Plan shall be the value established for purposes of relevant audited or unaudited financial statements for the period ending on the date as of which the valuation is to be made.

     6.2 SHARING OF PARTICIPANT INFORMATION. QUALCOMM and Leap shall share with each all participant information reasonably necessary to effectuate the transfers and other transactions hereunder.

     6.3 NON-TERMINATION OF EMPLOYMENT; NO THIRD-PARTY BENEFICIARIES. No provision of this Agreement or the Separation and Distribution Agreement, or any other agreements entered into between QUALCOMM or a QUALCOMM Entity and Leap or a Leap Entity relating to this Agreement or the Separation and Distribution Agreement, shall be construed to create any right, or accelerate entitlement, to any compensation or benefit whatsoever on the part of any Leap Individual or other future, present or former employee of

QUALCOMM, a QUALCOMM Entity, Leap, or a Leap Entity under any QUALCOMM Plan or Leap Plan or otherwise; or to continue to be employed by or return to employment with QUALCOMM or a QUALCOMM Entity, or Leap or a Leap Entity. Without limiting the generality of the foregoing: (i) the Distribution shall not cause any employee to be deemed to have incurred a termination of employment which entitles such individual to the commencement of benefits under any of the QUALCOMM Plans, any of the Leap Plans; and (ii) except as expressly provided in this Agreement, nothing in this Agreement shall preclude Leap, at any time after the Close of the Distribution Date, from amending, merging, modifying, terminating, eliminating, reducing, or otherwise altering in any respect any Leap Plan, any benefit under any Leap Plan or any trust, insurance policy or funding vehicle related to any Leap Plan.

     6.4 BENEFICIARY DESIGNATIONS. All beneficiary designations made by Leap Individuals for QUALCOMM Plans shall be transferred to and be in full force and effect under the corresponding Leap Plans until such beneficiary designations are replaced or revoked by the Leap Individual who made the beneficiary designation.

     6.5 REQUESTS FOR AGENCY RULINGS AND OPINIONS.

          (a) COOPERATION. Leap shall cooperate fully with QUALCOMM on any issue relating to the transactions contemplated by this Agreement for which QUALCOMM elects to seek a determination letter or private letter ruling from the IRS, an advisory opinion from the DOL, or a no-action letter or other ruling from the SEC. QUALCOMM shall cooperate fully with Leap with respect to any request for a determination letter or private letter ruling from the IRS, an advisory opinion from the DOL, or a no-action letter or other ruling from the SEC, with respect to any of the Leap Plans relating to the transactions contemplated by this Agreement.

          (b) LIFE INSURANCE. To the extent the transfer or allocation of all or a portion of any life insurance policies results in any adverse tax or legal consequences, including without limitation (i) any finding that such transfer results in the creation of a modified endowment contract within the meaning of Code Section 7702A, a transfer for value within the meaning of Code Section 101(a), or a lack of insurable interest for either QUALCOMM or Leap (or their respective trusts, if any), or (ii) multiple claims for insurance proceeds, QUALCOMM and Leap shall take such steps as may be necessary to contest any such finding and, to the extent of any final determination that such adverse tax or legal consequences will result, QUALCOMM and Leap shall make such further adjustments so as to place both parties in the proportionate financial position that they each would have been in relative to the other but for such adverse tax or legal consequences.

     6.6 FIDUCIARY MATTERS. QUALCOMM and Leap each acknowledge that actions required to be taken pursuant to this Agreement may be subject to fiduciary duties or standards of conduct under ERISA or other applicable law, and no party shall be deemed to be in violation of this Agreement if it fails to comply with any provisions hereof based upon its good faith determination that to do so would violate such a fiduciary duty or standard.

     6.7 CONSENT OF THIRD PARTIES. If any provision of this Agreement is dependent on the consent of any third party (such as a vendor or a union) and such consent is withheld, QUALCOMM and Leap shall use their reasonable best efforts to implement the applicable provisions of this Agreement to the full extent practicable. If any provision of this Agreement cannot be implemented due to the failure of such third party to consent, QUALCOMM and Leap shall negotiate in good faith to implement the provision in a mutually satisfactory manner. The phrase "reasonable best efforts" as used herein shall not be construed to require the incurrence of any non-routine or unreasonable expense or liability or the waiver of any right.

                                   ARTICLE 7

                                  MISCELLANEOUS

     7.1 EFFECT IF DISTRIBUTION DOES NOT OCCUR. If the Distribution does not occur, then all actions and events that are, under this Agreement, to be taken or occur effective as of the Close of the Distribution Date, Immediately after the Distribution Date, or otherwise in connection with the Distribution, shall not be taken or occur except to the extent specifically agreed by Leap and QUALCOMM.

     7.2 RELATIONSHIP OF PARTIES. Nothing in this Agreement shall be deemed or construed by the parties or any third party as creating the relationship of principal and agent, partnership or joint venture between the parties, it being understood and agreed that no provision contained herein, and no act of the parties, shall be deemed to create any relationship between the parties other than the relationship set forth herein.

     7.3 AFFILIATES. Each of QUALCOMM and Leap shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth in this Agreement to be performed by a QUALCOMM Entity or a Leap Entity, respectively.

     7.4 THIRD PARTY BENEFICIARIES. The provisions of this Agreement and each Ancillary Agreement are solely for the benefit of the parties and are not intended to confer upon any Person except the parties any rights or remedies hereunder, and there are no third party beneficiaries of this Agreement or any Ancillary Agreement and neither this Agreement nor any Ancillary Agreement shall provide any third person with any remedy, claim, liability, reimbursement, claim of action or other right in excess of those existing without reference to this Agreement or any Ancillary Agreement.

     7.5 NOTICES. All notices or other communications under this Agreement or any Ancillary Agreement shall be in writing and shall be deemed to be duly given when (a) delivered in person or (b) deposited in the United States mail or private express mail, postage prepaid, addressed as follows:

If to QUALCOMM, to:            QUALCOMM Incorporated.
                               6455 Lusk Boulevard
                               San Diego, CA 92121
                               Attn: President

                               With a copy to General Counsel at the same address.

If to Leap, to:                Leap Wireless International, Inc.
                               10307 Pacific Center Court
                               San Diego, CA  92121
                               Attn: President

                               With a copy to General Counsel at the same address.


Either party may, by notice to the other party, change the address to which such notices are to be given.

     7.6 SEVERABILITY. If any provision of this Agreement or any Ancillary Agreement or the application thereof to any Person or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof or thereof, or the application of such provision to Persons or circumstances or in jurisdictions other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby or thereby, as the case may be, is not affected in any manner adverse to any party. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon such a suitable and equitable provision to effect the original intent of the parties.

     7.7 MODIFICATION AND AMENDMENT; ENTIRE AGREEMENT. This Agreement may not be modified or amended except in a writing signed by the parties. This Agreement sets forth the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof.

     7.8 DISPUTE RESOLUTION. The parties acknowledge and agree that this Agreement and any dispute hereunder shall be subject to and governed by the dispute resolution provisions set forth in Article 10 of the Separation and Distribution Agreement.

     7.9 GOVERNING LAW. To the extent not preempted by applicable federal law, this Agreement shall be governed by, construed and interpreted in accordance with the laws of the State of California, irrespective of the choice of laws principles of the State of California, as to all matters, including matters of validity, construction, effect, enforceability, performance and remedies.

  IN WITNESS WHEREOF, the parties have caused this Employee Benefits Agreement to be duly executed as of the day and year first above written.



                                       QUALCOMM INCORPORATED:

                                       By:________________________________

                                       Name:______________________________

                                       Title:_____________________________

                                       LEAP WIRELESS INTERNATIONAL, INC.:

                                       By:________________________________

                                       Name:______________________________

                                       Title:_____________________________

Exhibit A       Distribution Stock Option Agreement

                        LEAP WIRELESS INTERNATIONAL, INC.
                     DISTRIBUTION STOCK OPTION GRANT NOTICE

        LEAP WIRELESS INTERNATIONAL, INC. (the "Company"), pursuant to its 1998 Stock Option Plan (the "Plan") hereby grants to the Optionholder named below a non-qualified stock option to purchase the number of shares of the Company's common stock set forth below. This option is subject to all of the terms and conditions set forth herein and in Attachment I, the Plan, and that certain option agreement, as amended from time to time, for the option numbered ____________, and granted under the QUALCOMM Incorporated 1991 Stock Option Plan or the QUALCOMM Incorporated Non-Employee Directors' Stock Option Plan (the "QUALCOMM Option") which this option supplements pursuant to that certain Employee Benefits Agreement dated ________ between the Company and QUALCOMM Incorporated, which Attachment I, Plan, and QUALCOMM Option are incorporated herein in their entirety. This option is a "Distribution Option" (as defined in the Plan).

Optionholder/Emp #:  firstname~ name~  #employeeid~     Grant No.:  grantnumber~
Date of Grant:  grantdate~                  Shares Subject to Option:  shares~
Exercise Price Per Share:  $optionprice~
Expiration Date: Coincident with that of the QUALCOMM Option

VESTING SCHEDULE: On the date of grant, this option is vested (i.e., exercisable) for ____________ shares, provided however, that such vesting shall not occur, if continuation of vesting under the QUALCOMM Option is being tolled, until the tolling of such vesting has ceased. Thereafter, on each vesting date of the QUALCOMM Option this option shall become vested in an additional _________ shares, but the aggregate the number of shares that vest under this option shall not exceed the number of shares subject to this option. Notwithstanding the foregoing, this option is not exercisable prior to its exercise price and number of shares being finally determined by the Company.

ADDITIONAL TERMS/ACKNOWLEDGMENTS: The undersigned Optionholder acknowledges receipt of, and understands and agrees to the terms of the following: this Grant Notice, the Stock Option Agreement, the Plan, and also the QUALCOMM Option to the extent its provisions establish those of this option. Optionholder further acknowledges that as of the Date of Grant, this Grant Notice, the Stock Option Agreement, the Plan, the stock option plan under which the QUALCOMM Option was granted, the Employee Benefits Agreement, and the provisions of the QUALCOMM Option as incorporated into this option, set forth the entire understanding between Optionholder and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements pertaining to this particular option.

LEAP WIRELESS INTERNATIONAL, INC.      OPTIONHOLDER:


By:____________________________        _____________________________________
Harvey P. White                        Signature
President

Dated:  grantdate~                     Date:________________________________

Attachment I:  Stock Option Agreement

                                  ATTACHMENT I
                        LEAP WIRELESS INTERNATIONAL, INC.
                       DISTRIBUTION STOCK OPTION AGREEMENT

    Pursuant to the Grant Notice and this Stock Option Agreement, the Company has granted you an option to purchase the number of shares of the Company's common stock ("Common Stock") indicated in the Grant Notice at the exercise price indicated in the Grant Notice. Defined terms not explicitly defined in this Stock Option Agreement but defined in the Plan shall have the same definitions as in the Plan.

    The details of this option are as follows:

    1. VESTING. Subject to the limitations contained herein, this option will vest as provided in the Grant Notice, provided that vesting will cease upon the termination of vesting under the QUALCOMM Option.

    2. METHOD OF PAYMENT. Payment of the exercise price by cash, check, or any other method expressly provided for under the QUALCOMM Option, is due upon exercise of all or any part of this option that has become exercisable by you. Notwithstanding the foregoing, this option may be exercised pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company. Payment of the exercise price may also be made by a combination of the above methods.

    3. EXERCISE FOR MINIMUM NUMBER OF SHARES. The minimum number of shares with respect to which this option may be exercised at any one time is twenty-five
(25), except (a) as to an installment subject to exercise, as set forth in paragraph 1, which amounts to fewer than twenty-five (25) shares, in which case, as to the exercise of that installment, the number of such shares in such installment shall be the minimum number of shares, and (b) with respect to the final exercise of this option, this minimum shall not apply. This option may only be exercised for whole shares.

    4. SECURITIES LAW COMPLIANCE. Notwithstanding anything to the contrary contained herein, this option may not be exercised unless the shares issuable upon exercise of this option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

    5. TERM. The term of this option commences on the Date of Grant (as specified in the Grant Notice) and expires upon the earliest of:

           (a)    the Expiration Date indicated in the Grant Notice;

           (b)    the tenth (10th) anniversary of the Date of Grant; or

           (c) the termination of the QUALCOMM Option, provided that if during any post- termination exercise period of the QUALCOMM Option, this option is not exercisable solely because of the condition set forth in paragraph 4 (Securities Law Compliance), then this option shall not expire until the earlier of the Expiration Date or until it shall have been exercisable for an aggregate period equal to the post-termination exercise period of the QUALCOMM Option.

    6. EXERCISE.

           (a) You may exercise the vested portion of this option during its term by delivering a notice of exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to subsection 7(b) of the Plan.

           (b) By exercising this option you agree that as a condition to any exercise of this option, the Company may require you to enter an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (1) the exercise of this option;
(2) the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise; or (3) the disposition of shares acquired upon such exercise.

    7. TRANSFERABILITY. This option is not transferable, except by will or by the laws of descent and distribution or pursuant to a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Securities Act of 1974, as amended (a "DRO"), or the rules thereunder, and is exercisable during your life only by you or any transferee pursuant to a DRO.

    8. OPTION NOT A SERVICE CONTRACT. This option is not an employment or service contract and nothing in this option shall be deemed to create in any way whatsoever any obligation on your part to continue in the service of the Company or any Affiliate of the Company, or of the Company or any Affiliate of the Company to continue your service. In addition, nothing in this option shall obligate the Company, its Affiliates, or their stockholders, Board of Directors, Officers or Employees to continue any relationship that you might have as a Director or Consultant for the Company or any Affiliate of the Company.

    9. NOTICES. Any notices provided for in this option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.

    10. GOVERNING DOCUMENTS. This option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of this option, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this option and those of the Plan, the provisions of the Plan shall control, to the extent not inconsistent with the terms of the QUALCOMM Option and the Employee Benefits Agreement, which also control the provisions of this option and modify the provisions of the Plan.

                        LEAP WIRELESS INTERNATIONAL, INC.
                     DISTRIBUTION STOCK OPTION GRANT NOTICE

        LEAP WIRELESS INTERNATIONAL, INC. (the "Company"), pursuant to its 1998 Stock Option Plan (the "Plan") hereby grants to the Optionholder named below a non-qualified stock option to purchase the number of shares of the Company's common stock set forth below. This option is subject to all of the terms and conditions set forth herein and in Attachment I, the Plan, and that certain option agreement, as amended from time to time, for the option numbered ____________, and granted under the QUALCOMM Incorporated 1991 Stock Option Plan or the QUALCOMM Incorporated Non-Employee Directors' Stock Option Plan (the "QUALCOMM Option") which this option supplements pursuant to that certain Employee Benefits Agreement dated ________ between the Company and QUALCOMM Incorporated, which Attachment I, Plan, and QUALCOMM Option are incorporated herein in their entirety. This option is a "Distribution Option" (as defined in the Plan).

Optionholder/Emp #:  firstname~ name~  #employeeid~     Grant No.:  grantnumber~
Date of Grant:  grantdate~                  Shares Subject to Option:  shares~
Exercise Price Per Share:  $optionprice~
Expiration Date: Coincident with that of the QUALCOMM Option

VESTING SCHEDULE: On the date of grant, this option is vested (i.e., exercisable) for ____________ shares, provided however, that such vesting shall not occur, if continuation of vesting under the QUALCOMM Option is being tolled, until the tolling of such vesting has ceased. Thereafter, on each vesting date of the QUALCOMM Option this option shall become vested in an additional _________ shares, but the aggregate the number of shares that vest under this option shall not exceed the number of shares subject to this option. Notwithstanding the foregoing, this option is not exercisable prior to its exercise price and number of shares being finally determined by the Company.

ADDITIONAL TERMS/ACKNOWLEDGMENTS: The undersigned Optionholder acknowledges receipt of, and understands and agrees to the terms of the following: this Grant Notice, the Stock Option Agreement, the Plan, and also the QUALCOMM Option to the extent its provisions establish those of this option. Optionholder further acknowledges that as of the Date of Grant, this Grant Notice, the Stock Option Agreement, the Plan, the stock option plan under which the QUALCOMM Option was granted, the Employee Benefits Agreement, and the provisions of the QUALCOMM Option as incorporated into this option, set forth the entire understanding between Optionholder and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements pertaining to this particular option.

LEAP WIRELESS INTERNATIONAL, INC.      OPTIONHOLDER:


By:_____________________________       ____________________________________
Harvey P. White                        Signature
President
Dated:  grantdate~                     Date:_______________________________
Attachment I:  Stock Option Agreement

                                  ATTACHMENT I
                        LEAP WIRELESS INTERNATIONAL, INC.
                       DISTRIBUTION STOCK OPTION AGREEMENT

    Pursuant to the Grant Notice and this Stock Option Agreement, the Company has granted you an option to purchase the number of shares of the Company's common stock ("Common Stock") indicated in the Grant Notice at the exercise price indicated in the Grant Notice. Defined terms not explicitly defined in this Stock Option Agreement but defined in the Plan shall have the same definitions as in the Plan.

    The details of this option are as follows:

    1. VESTING. Subject to the limitations contained herein, this option will vest as provided in the Grant Notice, provided that vesting will cease upon the termination of vesting under the QUALCOMM Option.

    2. METHOD OF PAYMENT. Payment of the exercise price by cash, check, or any other method expressly provided for under the QUALCOMM Option, is due upon exercise of all or any part of this option that has become exercisable by you. Notwithstanding the foregoing, this option may be exercised pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company. Payment of the exercise price may also be made by a combination of the above methods.

    3. EXERCISE FOR MINIMUM NUMBER OF SHARES. The minimum number of shares with respect to which this option may be exercised at any one time is twenty-five
(25), except (a) as to an installment subject to exercise, as set forth in paragraph 1, which amounts to fewer than twenty-five (25) shares, in which case, as to the exercise of that installment, the number of such shares in such installment shall be the minimum number of shares, and (b) with respect to the final exercise of this option, this minimum shall not apply. This option may only be exercised for whole shares.

    4. SECURITIES LAW COMPLIANCE. Notwithstanding anything to the contrary contained herein, this option may not be exercised unless the shares issuable upon exercise of this option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

    5. TERM. The term of this option commences on the Date of Grant (as specified in the Grant Notice) and expires upon the earliest of:

           (a)    the Expiration Date indicated in the Grant Notice;

           (b)    the tenth (10th) anniversary of the Date of Grant; or

           (c) the termination of the QUALCOMM Option, provided that if during any post- termination exercise period of the QUALCOMM Option, this option is not exercisable solely because of the condition set forth in paragraph 4 (Securities Law Compliance), then this option shall not expire until the earlier of the Expiration Date or until it shall have been exercisable for an aggregate period equal to the post-termination exercise period of the QUALCOMM Option.

    6. EXERCISE.

           (a) You may exercise the vested portion of this option during its term by delivering a notice of exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to subsection 7(b) of the Plan.

           (b) By exercising this option you agree that as a condition to any exercise of this option, the Company may require you to enter an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (1) the exercise of this option;
(2) the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise; or (3) the disposition of shares acquired upon such exercise.

    7. TRANSFERABILITY. This option is not transferable, except by will or by the laws of descent and distribution or pursuant to a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Securities Act of 1974, as amended (a "DRO"), or the rules thereunder, and is exercisable during your life only by you or any transferee pursuant to a DRO.

    8. OPTION NOT A SERVICE CONTRACT. This option is not an employment or service contract and nothing in this option shall be deemed to create in any way whatsoever any obligation on your part to continue in the service of the Company or any Affiliate of the Company, or of the Company or any Affiliate of the Company to continue your service. In addition, nothing in this option shall obligate the Company, its Affiliates, or their stockholders, Board of Directors, Officers or Employees to continue any relationship that you might have as a Director or Consultant for the Company or any Affiliate of the Company.

    9. NOTICES. Any notices provided for in this option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.

    10. GOVERNING DOCUMENTS. This option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of this option, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this option and those of the Plan, the provisions of the Plan shall control, to the extent not inconsistent with the terms of the QUALCOMM Option and the Employee Benefits Agreement, which also control the provisions of this option and modify the provisions of the Plan.

Exhibit B       Option Amendment Agreement and Release

                              OMNIBUS AMENDMENT TO
                            STOCK OPTION AGREEMENT(S)
                                ___________, 1998


firstname~ name~, Optionee:

        Effective this date, QUALCOMM Incorporated (the "Company") has amended the stock option(s) granted to you under the Company's 1991 Stock Option Plan, as amended from time to time (the "Plan") and identified on the attached Exhibit B (the "Option(s)"). The changes to the terms of the Option(s) contained in this Omnibus Amendment are mutually agreed to by you and the Company and (with the exception of the adjustment in the per share exercise price(s) of the Option(s)) are in consideration for your execution of the Release Agreement (the "Release") attached hereto as Exhibit A, and are set forth below:

        1. For purposes of the Option(s) only, your service as an employee or director of, or consultant to, Leap Wireless International, Inc. or any Affiliate of Leap Wireless International, Inc. will be deemed Continuous Service as an Employee, Director or Consultant under the Plan (a transfer between Leap Wireless International, Inc. and any Affiliate of Leap Wireless International, Inc. of your services, or a leave of absence, that is approved by either the chief executive officer of Leap Wireless International, Inc., or the board of directors of Leap Wireless International, Inc. will not be deemed an interruption or termination of such service qualifying as Continuous Service as an Employee, Director or Consultant).

        2. Notwithstanding the foregoing, the continuation of vesting under the Option(s) shall toll until the effective date of the Release, and the Option(s) shall terminate thirty (30) days after the termination of your service as an employee of the Company, unless the Release shall have become effective prior to that time.

        3. Service as an employee, director or consultant for Leap Wireless International, Inc. or any of its Affiliates will be deemed service as such for the Company for purposes of determining, under the Plan, the effect on the Option(s) of (a) a merger or consolidation in which the Company is not the surviving corporation or (b) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, and the surviving corporation (whether under (a) or (b)) refuses to assume or continue Options outstanding under the Plan, or to substitute similar options for those outstanding under the Plan.

        4. The per share exercise price of each of the Option(s), for the remaining number of shares subject to the Option(s), is adjusted by application of the following formula: ___________________, which results in a per share exercise price [[of ____________] OR [as listed on the attached Exhibit B for each of the Option(s)]].

        Except as specifically amended and modified herein, the Option(s) shall continue in force and effect under the terms, as originally granted, subject to the provisions of the Plan.

        Dated the ____ day of _____________, 1998.

                                                   Very truly yours,

                                                   QUALCOMM INCORPORATED


                                                   By:_________________________



        The undersigned Optionee acknowledges receipt of this Omnibus Amendment and understands and agrees that the rights and liabilities with respect to the Option(s) are now described in the Option(s), this Omnibus Amendment, the Release, and the Plan. Copies of the Option(s), the Release, and the Plan have previously been received by Optionee.


____________________________________________
        Optionee's signature

Address:______________________________

______________________________________

Attachments:
Exhibit A - Release Agreement
Exhibit B - List of the Option(s) Affected by this Omnibus Amendment [will need to list on this exhibit, the adjusted exercise prices and the remaining number of shares]

                                RELEASE AGREEMENT
                      [Employees 40 years of age and over]

I understand that my position with QUALCOMM Incorporated (the "Company") terminates effective ___________, 1998 (the "Separation Date"). The Company has agreed that if I choose to sign this Agreement, the Company will amend my stock option(s) granted under the Company's 1991 Stock Option Plan and identified on the attached Exhibit A (the "Option(s)"), to extend the time during which the Option(s) may be exercised following the Separation Date and to permit additional shares of stock that are subject to the Option(s), but for which the Option(s) are not yet exercisable to possibly vest and become exercisable during the remaining term of the Option(s) pursuant to that certain The Omnibus Amendment, between me and the Company and dated, ____________ (the "The Omnibus Amendment") which amends the Option(s) and to which this Release Agreement is an attachment. I understand that I will be not entitled to the extension of exercisability and the possibility of continued vesting following the Separation Date under The Omnibus Amendment unless I sign this Agreement and it becomes effective.

In consideration for the benefits that I will receive under The Omnibus Amendment, I agree not to use or disclose any of the Company's proprietary information without written authorization from the Company, to immediately return all Company property and documents (including all embodiments of proprietary information) and all copies thereof in my possession or control, and to release the Company and its officers, directors, agents, attorneys, employees, stockholders, and affiliates from any and all claims, liabilities, demands, causes of action, attorneys' fees, damages, or obligations of every kind and nature, whether they are known or unknown, arising at any time prior to the date I sign this Agreement. This general release includes, but is not limited to: all federal and state statutory and common law claims, claims related to my employment or the termination of my employment or related to breach of contract, tort, wrongful termination, discrimination, wages or benefits, or claims for any form of compensation. In releasing claims unknown to me at present, I am waiving all rights and benefits under Section 1542 of the California Civil Code, and any law or legal principle of similar effect in any jurisdiction: "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

I acknowledge that I am knowingly and voluntarily waiving and releasing any rights I may have under the federal Age Discrimination in Employment Act of 1967, as amended ("ADEA"). I also acknowledge that the consideration given for the waiver in the above paragraph is in addition to anything of value to which I was already entitled. I have been advised by this writing, as required by the ADEA that: (a) my waiver and release do not apply to any claims that may arise after my signing of this Agreement; (b) I should consult with an attorney prior to executing this release; (c) I have twenty-one (21) days within which to consider this release (although I may choose to voluntarily execute this release earlier); (d) I have seven (7) days following the execution of this release to revoke the Agreement; and (e) this Agreement will not be effective until the eighth day after this Agreement has been signed both by me and by the Company ("Effective Date").

The Omnibus Amendment and this Release Agreement constitute the complete, final and exclusive embodiment of the entire agreement between the Company and me with regard to the subject matter hereof. I am not relying on any promise or representation by the Company that is not expressly stated in either document. The Omnibus Amendment and this Agreement may only be modified by a writing signed by both me and a duly authorized officer of the Company.

I accept and agree to the terms and conditions stated above:


_______________________________        ________________________________________
        Date                                           [Employee]

_______________________________        ________________________________________
        Date                                       QUALCOMM Incorporated

                                RELEASE AGREEMENT
                        [Employees under 40 years of age]

I understand that my position with QUALCOMM Incorporated (the "Company") terminates effective ___________, 1998 (the "Separation Date"). The Company has agreed that if I choose to sign this Agreement, the Company will amend my stock option(s) granted under the Company's 1991 Stock Option Plan and identified on the attached Exhibit A (the "Option(s)"), to extend the time during which the Option(s) may be exercised following the Separation Date and to permit additional shares of stock that are subject to the Option(s), but for which the Option(s) are not yet exercisable to possibly vest and become exercisable during the remaining term of the Option(s) pursuant to that certain Omnibus Amendment, between me and the Company and dated, ____________ (the "Omnibus Amendment") which amends the Option(s) and to which this Release Agreement is an attachment. I understand that I will be not entitled to the extension of exercisability and the possibility of continued vesting following the Separation Date under the Omnibus Amendment unless I sign this Agreement and it becomes effective.

In consideration for the benefits that I will receive under the Omnibus Amendment, I agree not to use or disclose any of the Company's proprietary information without written authorization from the Company, to immediately return all Company property and documents (including all embodiments of proprietary information) and all copies thereof in my possession or control, and to release the Company and its officers, directors, agents, attorneys, employees, stockholders, and affiliates from any and all claims, liabilities, demands, causes of action, attorneys' fees, damages, or obligations of every kind and nature, whether they are known or unknown, arising at any time prior to the date I sign this Agreement. This general release includes, but is not limited to: all federal and state statutory and common law claims, claims related to my employment or the termination of my employment or related to breach of contract, tort, wrongful termination, discrimination, wages or benefits, or claims for any form of compensation. In releasing claims unknown to me at present, I am waiving all rights and benefits under Section 1542 of the California Civil Code, and any law or legal principle of similar effect in any jurisdiction: "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

The Omnibus Amendment and this Release Agreement constitute the complete, final and exclusive embodiment of the entire agreement between the Company and me with regard to the subject matter hereof. I am not relying on any promise or representation by the Company that is not expressly stated in either document. The Omnibus Amendment and this Agreement may only be modified by a writing signed by both me and a duly authorized officer of the Company.

I accept and agree to the terms and conditions stated above:


_______________________________        ________________________________________
        Date                                           [Employee]

_______________________________        ________________________________________
        Date                                       QUALCOMM Incorporated